UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2003

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey		07061-1615

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (908) 903-2000

Not Applicable

(Former name or former address, if changed since last report.)

Item 5. Other Events.

On December 1, 2003, The Chubb Corporation (Corporation) and John D. Finnegan, the Corporation’s President and Chief Executive Officer, entered into amendments to their Employment Agreement, dated January 21, 2003, and their Change In Control Employment Agreement, dated January 21, 2003.

The Corporation is filing copies of the amendments to Mr. Finnegan’s Employment Agreement and Change In Control Employment Agreement as Exhibits 10.1 and 10.2, respectively, hereto. These exhibits are incorporated by reference into this Item 5 as if fully set forth herein.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are being filed herewith:

	(10.1)	Amendment dated as of December 1, 2003 to the January 21, 2003 Employment Agreement by and between The Chubb Corporation and John D. Finnegan.

	(10.2)	Amendment dated as of December 1, 2003 to the January 21, 2003 Change In Control Employment Agreement between The Chubb Corporation and John D. Finnegan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

Date:	December 2, 2003	By:	/s/ Joanne L. Bober

			Name:	Joanne L. Bober
			Title:	Senior Vice President and General Counsel

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED DECEMBER 1, 2003

Exhibit No.	Description

10.1	Amendment dated as of December 1, 2003 to the January 21, 2003 Employment Agreement by and between The Chubb Corporation and John D. Finnegan.
10.2	Amendment dated as of December 1, 2003 to the January 21, 2003 Change In Control Employment Agreement between The Chubb Corporation and John D. Finnegan.